UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) October 4, 2010

Coastal Banking Company, Inc.
(Exact name of registrant as specified in its charter)

South Carolina
(State or other jurisdiction of incorporation)

000-28333	58-2455445
(Commission File Number)	(IRS Employer Identification No.)

36 Sea Island Parkway, Beaufort, South Carolina	29902
(Address of principal executive offices)	(Zip Code)

(843) 522-1228
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 4, 2010, CBC National Bank (the “Bank”), the wholly-owned subsidiary of Coastal Banking Company, Inc. (the “Company”), entered into the First Amendment (the “Supplemental Income Amendment”) to the Executive Supplemental Income Agreement dated May 1, 2009 by and between the Bank and Paul R. Garrigues, Chief Financial Officer of the Company and the Bank.  Additionally, on October 4, 2010, the Company entered into the Second Amendment (the “Employment Agreement Amendment”) to the Employment Agreement dated September 10, 2007 and first amended December 17, 2008 by and between the Company and Paul R. Garrigues.

The Supplemental Income Amendment was entered into by the parties:  (i) to remove discretion on the part of the Bank as to whether to pay a disability benefit should Mr. Garrigues become disabled; (ii) to eliminate the disability benefit feature on the first anniversary of October 4, 2010; (iii) to remove discretion on the part of Mr. Garrigues as to whether to have a portion of the benefits earned under the arrangement applied to satisfy applicable tax withholding obligations; (iv) to add limited circumstances in which the arrangement may be terminated by the Bank with benefits paid on an accelerated basis; and (v) to incorporate updated ERISA claim procedures for Mr. Garrigues to follow in asserting any claim for benefits under the arrangement.

The Employment Agreement Amendment reflects an adjustment to Mr. Garrigues’ annual base salary rate and eliminates the bonus compensation formula to which the parties had previously agreed.  Each of these changes became effective as of July 1, 2010.

A copy of the Supplement Income Amendment is attached hereto as Exhibit 10.1 and a copy of the Employment Agreement is attached hereto as Exhibit 10.2 and both are hereby incorporated by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)	Exhibits

No.	Description
10.1	First Amendment to CBC National Bank Executive Supplemental Income Agreement, by and between CBC National Bank and Paul Garrigues, dated October 4, 2010.
10.2	Second Amendment to Employment Agreement, by and between Coastal Banking Company, Inc. and Paul R. Garrigues, dated October 4, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COASTAL BANKING COMPANY, INC.

Dated: October 8, 2010	By:	/s/ Michael G. Sanchez
Michael G. Sanchez
President and Chief Executive Officer

EXHIBIT INDEX

No.	Description
10.1	First Amendment to CBC National Bank Executive Supplemental Income Agreement, by and between CBC National Bank and Paul Garrigues, dated October 4, 2010.
10.2	Second Amendment to Employment Agreement, by and between Coastal Banking Company, Inc. and Paul R. Garrigues, dated October 4, 2010.